UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 27, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                       000-52782                90-0335743
____________________________     ________________________    ___________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                        1404-1228 WEST HASTINGS STREET,
                  VANCOUVER, BRITISH COLUMBIA, CANADA V5X 1S9
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (604) 728-1514
               __________________________________________________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS.

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 27,  2008,  Mainland  Resources,  Inc.,  a Nevada  corporation  (the
"Company") entered into an option agreement (the "Option Agreement") with Kingsley Resources, Inc., Nevada corporation ("Kingsley"), pursuant to which the Company acquired all the right, title and interest Kingsley has in and to certain leasehold estate (the "Leases"). The Leases were the subject of a certain purchase agreement dated December 11, 2007 and modified February 1, 2008 (collectively, the "Leasehold Purchase Agreement") between Kingsley and Permian Basin Acquisition Fund ("Permian"), pursuant to which Kingsley acquired the sub-surface rights provided for in the Leases.

In accordance with the terms and provisions of the Option Agreement: (i) Kingsley granted to the Company all of its right, title and interest in and to the Leases and the Company assumed all rights, duties and obligations of Kingsley under the Leasehold Purcahse Agreement; (ii) the Company agreed to pay to Kingsley $100,000.00, which is payable as a reimbursement of a deposit paid by Kingsley to Permian under the Leasehold Purchase Agreement; and (iii) on or about March 15, 2008 or at the time the Company pays the $100,000.00 to Kingsley under the Option Agreement and such other amounts to Permian as required of Kingsley under the Leasehold Purchase Agreement, the right, title and interest of Permian and Kingsley in the Leases will be transferred and delivered to the Company, subject to residual royalty payment and other rights reserved under the Leasehold Purchase Agreement and the Option Agreement by Permian and Kingsley.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (a) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

                Not applicable.

            (b) PRO FORMA FINANCIAL INFORMATION.

                Not applicable.

            (c) SHELL COMPANY TRANSACTION.

                Not applicable.

            (d) EXHIBITS.

                10.1 Option Agreement dated February 27, 2008 between Kingsley
                     Resources,  Inc. and Mainland Resources, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MAINLAND RESOURCES, INC.



DATE:  March 4, 2008.                 /s/ MICHAEL J. NEWPORT
                                      __________________________________________
                                      NAME: Michael J. Newport
                                      TITLE: President/Chief Executive Officer



















                                       3